CoinShares Valkyrie Bitcoin and Ether Strategy ETF
Schedule of Investments
December 31, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 60.7%	Par/Shares	Value
Money Market Fund - 3.5%
First American Treasury Obligations Fund - Class X, 4.40% (a)	1,217,045	$1,217,045

U.S. Treasury Bill - 57.2%
4.45%, 01/30/2025 (b)	$20,000,000	19,934,239
TOTAL SHORT-TERM INVESTMENTS (Cost $21,145,351)		21,151,284

TOTAL INVESTMENTS - 60.7% (Cost $21,145,351)		21,151,284
Other Assets in Excess of Liabilities - 39.3%		13,681,272
TOTAL NET ASSETS - 100.0%		$34,832,556
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(b)	The rate shown is the annualized effective yield as of December 31, 2024.
(c)	Includes assets and deposits with broker pledged as collateral for derivative contracts. At December 31, 2024, the value of these assets totals $9,099,114.

	CoinShares Valkyrie Bitcoin and Ether Strategy ETF
	Schedule of Futures Contracts
	December 31, 2024 (Unaudited)

				Value
Description	Contracts Purchased	Expiration Date	Notional Value	Unrealized Appreciation	Unrealized (Depreciation)
CME Bitcoin Futures	36	01/31/2025	$16,941,600	$-	$(496,495)
CME Ether Futures	105	01/31/2025	17,752,875	45,796	(308,367)
			$34,694,475	$45,796	$(804,862)

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

CoinShares Valkyrie Bitcoin and Ether Strategy ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Money Market Fund	$1,217,045	$–	$–	$1,217,045
U.S. Treasury Bill	–	19,934,239	–	19,934,239
Total Investments	$1,217,045	$19,934,239	$–	$21,151,284

Liabilities:
Other Financial Instruments:
Futures Contracts*	$(759,066)	$–	$–	$(759,066)
Total Other Financial Instruments	$(759,066)	$–	$–	$(759,066)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of December 31, 2024.

Refer to the Schedule of Investments for further disaggregation of investment categories.